Exhibit 10.2

                            MEMORANDUM OF AGREEMENT
                            -----------------------

KNOW ALL MEN BY THESE PRESENTS:

     This MEMORANDUM OF AGREEMENT, mad and entered into by and between:

     The CITY GOVERNMENT OF PUERTO PRINCESA, a political subdivision existing under the laws of the Republic of the Philippines, herein referred to as the FIRST PARTY, and represented by its City Mayor, Hon. Edward S. Hagedorn,

                                    - and -

     LEO MOTORS, INC., with office address at (153-829)1004-12 Doksan-dong, Geumcheon-Gu, Seoul, Korea, represented by Jung Yong'Lee and SEA MOTORS, INC., with office address at A 1126 Galleria Palace, Jamsil Dong, Songpa Gu, Seoul, Korea, represented by William Wyland and Shi Chul (Robert) Kang, are herein called as SECOND PARTY.

                              WITNESSETH:  THAT -
                              -------------------

     WHEREAS, the FIRST PARTY as a local government unit is totally committed to the preservation of its environment and the protection of its existing ecology as part of its primordial duty. As such, its guiding principle in governance and in promoting the general welfare of its people is the sustainable development of its environment and natural resources, including the protection of its air and water resources;

     WHEREAS, in line with the said guiding principles, and as a vital component of its implementation of the Clean Air Act, the FIRST PARTY is intent on replacing the existing local mode of transportation, more specifically the motorcycles/tricycles, with environmentally friendly vehicles;

     WHEREAS, such a move if likewise proven economically feasible will as uplift the economic life of tricycle drivers and operators in the City;

     WHEREAS, in pursuit of this goal, the Hon. Edward S. Hagedorn visited the offices and workshops of the SECOND PARTY, and found the latter to be a leader in the development of electric driven vehicles (EV) as well as environment-friendly vehicle batteries;

     WHEREAS, the FIRST PARTY has requested the SECOND PARTY to develop and Electric Vehicle ideally feasible for use in Puerto Princesa City, and in response thereto, the SECOND PARTY has donated to the FIRST PARTY an electric scooter prototype;


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     WHEREAS, the SECOND PARTY has also submitted to the FIRST PARTY its proposal including socio-economic assessment, environmental impact study, EV market and technology background, EV(EP) development plan, engineering design, detailed schedule, pricing, financial plan for end-users, and battery swap centers;

     WHEREAS, on 15 September 2008, the above-mentioned proposal was presented to the Hon. Edward S. Hagedorn and the Sangguniang Panlungsod, which conditionally accepted the same subject to the execution of Joint Venture Agreement;

     WHEREAS, there is an urgent need in the meantime to execute a Memorandum of Agreement containing the general agreements of the parties, subject to the execution at a late date of the Joint Venture Agreement, to enable the SECOND PARTY to immediately start development of the prototypes;

     NOW, THEREFORE, for and in consideration of the foregoing premises, the parties hereto herby agree to the following:

                                       I
                               GENERAL PROVISIONS

     1.     The parties hereto hereby agree to execute a Joint Venture Agreement
(JVA) creating a Joint Venture Company (JVC) and embodying their commitments and obligations relative to their agreed co-production of the EV, herein redenominated as the EP, or Electric Princesa.

     2. The FIRST PARTY agrees to allow the SECOND PARTY to manage the Joint Venture Company as far as the technical aspects of the production is concerned;

     3. The SECOND PARTY agrees to allow the FIRST PARTY to handle the financial aspects of the Joint Venture Company;

     4. A governing board shall be created to handle the policy directions of the Joint Venture Company;

     5. The parties hereto further agree to look into the possibility of selling the EP outside the territorial jurisdiction of the FIRST PARTY, with the latter granted exclusive selling right;

     6. All rights and interests of the SECOND PARTY under the MOA may not be assigned to any other entity. It is hereby agreed that the rights granted under this MOA are exclusive and personal to the parties;

     7.     The Joint Venture Company shall initially produce at least 2,500
EVs;



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                                       II
                        UNDERTAKINGS OF THE FIRST PARTY

     The FIRST PARTY shall:

8. Undertake to allow the SECOND PARTY access to available technical and other information required for the completion of the prototype and assembly plant;

9. Assist the SECOND PARTY in organizing and recruiting the needed labor pool for the venture;

10. Assume responsibility for all taxes of whatever kind and nature including but not limited to real property taxes, pursuant to City Ordinance No. 331, otherwise known as the Investment Incentives Ordinance of 2007, and its implementing rules and regulations, arising from or in connection with the proposed Joint Venture Agreement;

11. Provide the SECOND PARTY a suitable site for the establishment of the assembly plant;

12. Agree to contribute a total capital investment of Php200,000,000.00 to the Joint Venture Company to be remitted in four (4) tranches of Php14,000,000.00; Php75,000,000.00 and Php36,000,000.00

     These capital investments shall cover co-production expense as well as subsidy in favor of beneficiaries who may avail of the conversion to EP on a per unit basis;

     The first tranche shall be remitted upon receipt of the funds available for the purpose from the Malampaya Share of the FIRST PARTY to help cover initial production cost of the three (3) EP prototypes.

13.      Approve and audit transactions

14.     Identify battery swap centers;

                                      III
                        UNDERTAKINGS OF THE SECOND PARTY

The SECOND PARTY SHALL:

15.     Develop the project prototype EP;

16.     Supply semi-complete knockdown or disassembled parts;

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17.     Conduct trainings for qualified residents of Puerto Princesa City to ensure proper technological transfer in assembling the EP;

18. Remit the amount of US$300,000.00 as equity capital to the proposed Joint Venture Company, the same to be utilized in the same manner as that of the FIRST PARTY;

19. Operate and produce/make available the batteries for the batter swap centers;

20.     Set up and operate the assembly plant.

                                       IV
                            MISCELLANEOUS PROVISIONS

21. The SECOND PARTY hereby undertakes that all necessary approval and permits from the appropriate agencies of the Government of the Republic of the Philippines shall be secured by them including, but not limited to authority to do business in the Philippines and all environmental requirements;

22. The failure of the FIRST PARTY to insist upon a strict performance of any of the terms, conditions and covenants hereof shall be not deemed a relinquishment or waiver of any right or remedy that FIRST PARTY may have, nor shall it me construed as waiver of any subsequent breach or default of the terms, conditions and covenants herein contained, which shall be deemed in full force and effect. No waiver by FIRST PARTY shall be deemed to have been made unless expressed in writing and signed by FIRST PARTY;

23. This agreement, except for the actual Joint Venture Agreement, contains the entire understanding and agreement between the parties, and all prior written or oral understanding or arrangements are merged herein. No amendment or modification hereof shall be binding upon either party unless in writing and signed by the party to be charged therewith;

24. The parties agree to revise or amend the pertinent portions of this Agreement whenever necessary in the interest of public service;

25. The interpretation, validity and performance of this Agreement shall be governed in all respects by the laws of the Philippines;

26. Any dispute between the parties whether resulting from claim in contract, tort otherwise, or any claim or controversy which may arise out or in connection with this Agreement or the application, implementation, validity, breach or termination of this Agreement, any provision thereof or any agreement shall be solely and exclusively filed with the proper courts or tribunals of Puerto Princesa City.

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     IN WITNESS WHEREOF, the parties have hereunto set their hands this ____day of ____ 2008, at Puerto Princesa City, Philippines.

                   FOR THE CITY GOVERNMENT OF PUERTO PRINCESA
                          FIRST PARTY REPRESENTED BY:



                               EDWARD S. HAGEDORN
                                   City Mayor

                 FOR THE LEO MOTORS, INC. AND SEA MOROTS, INC.
                          SECOND PARTY REPRESENTED BY:


JUNG YONG LEE          WILLIAM WYLAND     SHI CHUL KANG
-------------          --------------------------------
LEO MOTORS, INC               SEA MOTORS, INC

                                   WITNESSES:

___________________                    _________________


                                ACKNOWLEDGEMENT

REPUBLIC OF THE PHILIPPINES)
CITY OF PUERTO PRINCESA        )S.S

     BEFORE ME, A Notary Public for and in the City of Puerto Princesa, personally appeared:

      CTC NUMBER/
NAME  PASSPORT NO.  ISSUED ON  ISSUED AT
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     All are known to me and known to be the same persons who executed the foregoing Memorandum of Agreement and they acknowledged to me that the same is their free and voluntary act and deed.